SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2011

ADAMS RESOURCES & ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

4400 Post Oak Pkwy, Suite 2700, Houston, Texas		77027
(Address of principal executive offices)		(Zip code)

(713) 881-3600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act
(17 CFR 240.13e-4c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2011, the Board of Directors (the “Board”) of Adams Resources & Energy, Inc. (the “Company”) approved that certain Ninth Amendment to Employment Agreement by and between the Company and Frank T. Webster, dated effective December 6, 2011 (the “Ninth Amendment”).  The Ninth Amendment extends Mr. Webster’s employment date through May 13, 2015 and sets his annual salary at $396,000.  The foregoing description is qualified in its entirety by reference to the full text of the Ninth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Board of the Company also approved that certain First Amendment to Change in Control/Severance Agreement by and between the Company and Richard B. Abshire (the “Abshire Amendment”) and that certain First Amendment to Change in Control/Severance Agreement by and between the Company and Sharon Davis (the “Davis Amendment” and, together with the Abshire Amendment, the “Change in Control Amendments”) each dated effective December 6, 2011.  The Abshire Amendment and the Davis Amendment extend the termination date of their respective underlying Change in Control/Severance Agreement to July 24, 2014 and September 19, 2014, respectively.  The foregoing description is qualified in its entirety by reference to the full text of the Abshire Amendment and the Davis Amendment, which are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The Board of the Company also approved the Non-Employee Director Change in Control Agreement for each of Messers. E. C. Reinauer, Jr., Townes G. Pressler and Larry E. Bell made effective as of December 6, 2011 (collectively, the “Non-Director Change in Control Agreements”).  The Non-Director Change in Control Agreements provide that in the event of a Change in Control of the Company (as defined therein) Messrs. Reinauer, Pressler and Bell will be entitled to receive a lump sum cash payment of two (2) times such non-employee director’s annual director compensation fee.  The Non-Director Change in Control Agreements terminate on December 5, 2014, subject to earlier termination in accordance with the provisions set forth therein.  The foregoing description is qualified in its entirety by reference to the full text of the Non-Director Change in Control Agreements with each of Messers. Reinauer, Pressler and Bell, which are filed as Exhibits 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ADAMS RESOURCES & ENERGY, INC.

Date: December 7, 2011	By: /s/ Richard B. Abshire
Richard B. Abshire
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Ninth Amendment to Employment Agreement by and between Adams Resources & Energy, Inc. and Frank T. Webster, dated effective December 6, 2011

10.2	First Amendment to Change in Control/Severance Agreement by and between Adams Resources & Energy, Inc. and Richard B. Abshire, dated effective December 6, 2011

10.3	First Amendment to Change in Control/Severance Agreement by and between Adams Resources & Energy, Inc. and Sharon Davis, dated effective December 6, 2011

10.4	Non-Employee Director Change in Control Agreement by and between Adams Resources & Energy, Inc. and E. C. Reinauer, Jr., dated effective December 6, 2011

10.5	Non-Employee Director Change in Control Agreement by and between Adams Resources & Energy, Inc. and Townes G. Pressler, dated effective December 6, 2011

10.6	Non-Employee Director Change in Control Agreement by and between Adams Resources & Energy, Inc. and Larry E. Bell, dated effective December 6, 2011